SUPPLEMENT TO THE
                   STATEMENTS OF ADDITIONAL INFORMATION (SAI)
                                       OF
                EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS
                     EVERGREEN NATIONAL MUNICIPAL BOND FUNDS
                          EVERGREEN SELECT EQUITY FUNDS
                                  (the "Funds")

--------------------------------------------------------------------------------
                                  SPECIAL OFFER
--------------------------------------------------------------------------------

         During the period from September 1, 2001 through November 30, 2001 (the "Sales Period") or unless extended by Evergreen Distributors, Inc. (EDI), the principal underwriter of the Funds, EDI will pay A. G. Edwards & Sons, Inc. (A.G. Edwards) an additional commission on the initial sale of any of the Funds made through A. G. Edwards' Monthly Accumulation Plans (MAP). EDI will pay an additional commission on the initial MAP investment only equal to 0.50% of the net asset value of all sales of Class A shares and Class B shares of the Funds and an additional commission of 0.25% of the net asset value of all sales of Class C shares of the Funds sold during the Sales Period.

November 7, 2001                                              559734RV1  (11/01)